SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Jul. 31, 2021
Accounting Policies [Abstract]
Organization

Organization

J.W. Mays, Inc. (the “Company” or “Registrant”) with executive offices at 9 Bond Street, Brooklyn, New York 11201, operates a number of commercial real estate properties in New York and one building in Ohio. The Company’s business was founded in 1924 and incorporated under the laws of the State of New York on July 6, 1927.

Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, a New York corporation and its subsidiaries (J. W. M. Realty Corp. and Dutchess Mall Sewage Plant, Inc.), which are wholly-owned. Material intercompany items have been eliminated in consolidation.

The Impact of COVID-19 on Our Results and Operations

The Impact of COVID-19 on Our Results and Operations

In late 2019, an outbreak of COVID-19 emerged and by March 11, 2020 was declared a global pandemic by The World Health Organization. Throughout the United States and locally, governments and municipalities instituted measures in an effort to control the spread of COVID-19, including quarantines, shelter-in-place orders, school closings, travel restrictions and the closure of non-essential businesses. By the end of March 2020, the economic impacts became significant for the remainder of the year ended July 31, 2020.

Beginning March 2020 and continuing through July 2021, we experienced an increase in late payments due to the impact of COVID-19 and the related reductions in economic activity from government mandated business disruptions and shelter -in- place orders. The effects of COVID-19 on our tenants have been reflected in our allowance for credit losses for accounts receivable. In limited circumstances, we have agreed to rent abatements and deferrals for certain tenants. We also continue to experience volatility in the valuation of our equity investments through July 31, 2021.

Looking ahead, the full impact of COVID-19 on our business is unknown and highly unpredictable. Our past results may not be indicative of our future performance and historical trends in revenues, income from operations, net income, earnings per share, cash provided by operating activities, among others, may differ materially. For example, to the extent the pandemic continues to disrupt economic activity nationally and in New York, NY, like other businesses, it could adversely affect our business operations and financial results through prolonged decreases in revenue, credit deterioration of our tenants, depressed economic activity, or declines in capital markets. In addition, many of our expenses are less variable in nature and may not correlate to changes in revenues. The extent of the impact will depend on a number of factors, including the duration and severity of the pandemic; distribution of vaccines; and the macroeconomic impact of government measures to contain the spread of the virus and related government stimulus measures.

Use of Estimates

Use of Estimates

The accounting records are maintained in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the Company’s financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, the disclosure of contingent assets and liabilities, incremental borrowing rates and recognition of renewal options for operating lease right-of-use assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. The estimates that we make include allowance for doubtful accounts, depreciation, impairment analysis of long-lived assets, income tax assets and liabilities, fair value of marketable securities and revenue recognition. Estimates are based on historical experience where applicable or other assumptions that management believes are reasonable under the circumstances. Due to the inherent uncertainty involved in making estimates, actual results may differ from those estimates under different assumptions or conditions.

As of July 31, 2021, the impact of COVID-19 continues to evolve. As a result, many of our estimates and assumptions required increased judgment and carry a higher degree of variability and volatility. As additional information becomes available, our estimates may change materially in future periods.

Restricted Cash	Restricted Cash Restricted cash primarily consists of cash held in bank accounts for tenant security deposits and other amounts required under certain loan agreements.
Marketable Securities

Marketable Securities

The Company’s marketable securities consist of investments in equity securities. Dividends and interest income are accrued as earned. Realized gains and losses are determined on a specific identification basis. The Company reviews marketable securities for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. The changes in the fair value of these securities are recognized in current period earnings in accordance with ASC 825.

The Company follows GAAP which establishes a fair value hierarchy that prioritizes the valuation techniques and creates the following three broad levels, with Level 1 valuation being the highest priority:

Level 1 valuation inputs are quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date (e.g., equity securities traded on the New York Stock Exchange).

Level 2 valuation inputs are from other than quoted market prices included in Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted market prices of similar assets or liabilities in active markets, or quoted market prices for identical or similar assets or liabilities in markets that are not active).

Level 3 valuation inputs are unobservable (e.g., an entity’s own data) and should be used to measure fair value to the extent that observable inputs are not available.

Following is a description of the valuation methodologies used for assets measured at fair value on a recurring basis. There have been no changes in the methodologies used at July 31, 2021 and 2020.

Equity securities are valued at the closing price reported on the active market on which the individual securities are traded that the Company has access to.

Mutual funds are valued at the daily closing price as reported by the fund. Mutual funds held by the Company are open-end mutual funds that are registered with the U.S. Securities and Exchange Commission. These funds are required to publish their daily net asset value (“NAV”) and to transact at that price. The mutual funds held by the Company are deemed to be actively traded.

In accordance with the provisions of Fair Value Measurements, the following are the Company’s financial assets measured on a recurring basis presented at fair value.

	Fair value measurements at reporting date
Description	July 31, 2021	Level 1	Level 2	Level 3	July 31, 2020	Level 1	Level 2	Level 3
Assets:
Marketable securities	$3,901,093	$3,901,093	$–	$–	$3,744,905	$3,744,905	$–	$–

Accounts Receivable

Accounts Receivable

Generally, rent is due from tenants at the beginning of the month in accordance with terms of each lease. Based upon its periodic assessment of the quality of the receivables, management uses its historical knowledge of the tenants and industry experience to determine whether a reserve or write-off is required. The Company uses specific identification to write-off receivables to bad debt expense in the period when issues of collectibility become known. Collectibility issues include late rent payments, circumstances when a tenant indicates their intention to vacate the property without paying, or when tenant litigation or bankruptcy proceedings are not expected to result in full payment. Management also assesses collectibility by reviewing accounts receivable on an aggregate basis where similar characteristics exist. In determining the amount of the allowance for credit losses, the Company considers past due status and a tenant’s payment history. We also consider current market conditions and reasonable and supportable forecasts of future economic conditions. Our assessment considers business and market disruptions caused by COVID-19. The continued volatility in market conditions and evolving shifts in credit trends are difficult to predict causing variability and volatility that may have a material impact on our allowance for uncollectible accounts receivables in future periods.

Primarily because of the effects of COVID-19, the Company recorded an allowance for uncollectible receivables as of July 31, 2021 and 2020 in the amount of $318,000 and $82,000, respectively, as an offset to receivables.

Activity in the allowance for uncollectible receivables for each period follows:

	Allowance for
	Uncollectible
	Accounts Receivable		Bad Debt Expense
	Period Ended July 31		Period Ended July 31
	2021	2020	2021	2020
Beginning balance	$82,000	$–	$–	$–
Charge-offs	254,000	423,232	236,000	596,292
Recoveries	(18,000)	(91,840)	–	(91,840)
Rent Abatements reclassified to reduce rental income	–	(249,392)	–	(249,392)
Ending Balance	$318,000	$82,000	$236,000	$255,060

Property and Equipment

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated using the straight-line method and the declining-balance method. Amortization of improvements to leased property is calculated over the life of the lease. Lives used to determine depreciation and amortization are generally as follows:

Buildings and improvements	18-40 years
Improvements to leased property	3-10 years
Fixtures and equipment	7-12 years
Other	3-5 years

 Maintenance, repairs, renewals and improvements of a non-permanent nature are charged to expense when incurred. Expenditures for additions and major renewals or improvements are capitalized along with the associated interest cost during construction. The cost of assets sold or retired, and the accumulated depreciation or amortization thereon are eliminated from the respective accounts in the year of disposal, and the resulting gain or loss is credited or charged to income. Capitalized interest is recorded as part of the asset to which it relates and is amortized over the asset’s estimated useful life.

Company renovations at its Fishkill, New York building aggregated $1,194,351 and $5,382,193 for the years ended July 31, 2021 and 2020, respectively, primarily related to tenant improvements for space leased to a community college, new elevators, lobbies, and a façade.

Company renovations at its Jowein building in Brooklyn, New York aggregated $673,867 and $221,442 for the years ended July 31, 2021 and 2020, respectively, primarily related to roof work, new tenant improvements and an elevator upgrade.

Stairwell and sidewalk upgrades at the Company’s Jamaica, New York building aggregated $241,241 for the year ended July 31, 2021. Elevator upgrade work and new tenant improvements for the year ended July 31, 2020 at the Company’s Jamaica building were $443,881.

Elevator upgrades aggregated $289,699 for the year ended July 31, 2020 at the Company’s 9 Bond Street building in Brooklyn, New York.

Impairment

Impairment

The Company reviews property and equipment and related lease intangibles for possible impairment when certain events or changes in circumstances indicate the carrying amount of the asset may not be recoverable though operations plus estimated disposition proceeds. Events or changes in circumstances that may occur include, but are not limited to, significant changes in real estate market conditions, estimated residual values, and an expectation to sell assets before the end of the previously estimated life. Impairments are measured to the extent the current book value exceeds the estimated fair value of the asset less disposition costs for any assets classified as held for sale. As of July 31, 2021 and 2020, the Company has determined there was no impairment of its property and equipment.

Deferred Charges

Deferred Charges

Deferred charges consist principally of costs incurred in connection with the leasing of property to tenants. Such costs are amortized over the related lease periods, ranging from 1 to 21 years, using the straight-line method. If a lease is terminated early, such costs are expensed.

Leases - Lessor Revenue

Leases – Lessor Revenue

The Company accounts for revenue in accordance with Accounting Standards Update (ASU) 2014-09 (Topic 606) Revenue from Contracts with Customers. Rental income is recognized from tenants under executed leases no later than on an established date or on an earlier date if the tenant should commence conducting business. Unbilled receivables are included in accounts receivable and represent the excess of scheduled rental income recognized on a straight-line basis over rental income as it becomes receivable according to the provisions of the lease. The effect of lease modifications that result in rent relief or other credits to tenants, including any retroactive effects relating to prior periods, are recognized in the period when the lease modification is signed. At the time of the lease modification, we assess the realizability of any accrued but unpaid rent and amounts that had been recognized as revenue in prior periods. As lessor, we have elected to combine the lease components (base rent), non-lease components (reimbursements of common area maintenance expenses) and reimbursements of real estate taxes and account for the components as a single lease component in accordance with ASC 842. If the amounts are not determined to be realizable, the accrued but unpaid rent is written off. Accounts receivable are recognized in accordance with lease agreements at its net realizable value. Rental payments received in advance are deferred until earned.

Leases - Lessee

Leases – Lessee

The Company determines if an arrangement is a lease at inception. With the adoption of ASC 842, operating leases are included in operating lease right-of-use assets and operating lease liabilities on the Company’s balance sheet.

Operating lease right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. As the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain the Company will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Taxes

Taxes

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. Deferred tax assets result principally from the recording of certain accruals, reserves and net operating loss carry forwards which currently are not deductible for tax purposes. Deferred tax liabilities result principally from temporary differences in the recognition of unrealized gains and losses from certain investments and from the use, for tax purposes, of accelerated depreciation. Deferred tax assets and liabilities are offset for each jurisdiction and are presented net on the balance sheet.

The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date. Actual income taxes could vary from these estimates due to future changes in income tax law or results from the final review of tax returns by federal, state or city tax authorities. Financial statement effects on tax positions are recognized in the period in which it is more likely than not that the position will be sustained upon examination, the position is effectively settled or when the statute of limitations to challenge the position has expired. Interest and penalties, if any, related to unrecognized tax benefits are recorded as interest expense and administrative and general expenses, respectively.

Income Per Share of Common Stock

Income Per Share of Common Stock

Income per share has been computed by dividing net income for the year by the weighted average number of shares of common stock outstanding during the year, adjusted for the purchase of treasury stock. Shares used in computing income per share were 2,015,780 in fiscal years 2021 and 2020.

Reclassification

Reclassification

As of July 31, 2020, the Company changed its balance sheet presentation from classified to unclassified to more generally conform with norms in the real estate industry. Many of the reclassifications relate to this change in presentation and had no effect on net income or loss.

Recently adopted accounting standards:

Recently adopted accounting standards:

In February 2016, the FASB issued ASU 2016-02, “Leases.” ASU 2016-02 is intended to increase transparency and comparability among organizations in accounting for leasing arrangements. This guidance establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases.

In July 2018, the FASB issued ASU No. 2018-10, “Codification Improvements to Topic 842”, which provides amendments and clarification to ASU 2016-12 based on the FASB’s interaction with stakeholders. In July 2018, the FASB issued ASU No. 2018-11 “Leases (Topic 842): Targeted Improvements”, which amends Leases (Topic 842) to (i) add an optional transition method that would permit entities to apply the new requirements by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the year of adoption, and (ii) provide a practical expedient for lessors regarding the separation of the lease and non-lease components of a contract. In December 2018, the FASB issued ASU No. 2018-20, “Leases (Topic 842) Narrow-Scope Improvement for Lessors,” which clarifies how to apply the leases standard when accounting for sales taxes and other similar taxes collected from lessees, certain lessor costs, and recognition of variable payments for contracts with lease and non-lease components. In March 2019, the FASB issued ASU 2019-01, “Leases (Topic 842) Codification Improvements”, which provides amendments for issues brought to the Board’s attention through its interactions with stakeholders. The issues identified are as follows: (1) Determining the fair value of the underlying asset by lessors that are not manufacturers or dealers, (2) Presentation on the statement of cash flows-sales-type and direct financing leases, and (3) Transition disclosures related to Topic 250, Accounting Changes and Error Corrections. These standards are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.

The new standards were adopted by the Company for the fiscal year beginning August 1, 2019. Upon adoption of Topic 842, the Company elected the following practical expedients:

1.	The Company applied the optional transition method of recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the initial period of adoption. Upon adoption on August 1, 2019, the Company did not have an adjustment to opening retained earnings.

2.	As lessee and lessor, the Company has elected not to reassess lease classifications and all leases will continue to be classified as operating leases under the new standard.

As a result of the adoption of the new lease accounting guidance, the Company recognized on August 1, 2019:

●	Operating lease right-of-use assets of $27.1 million.

●	Operating lease liabilities of approximately $17.9 million, based on the net present value of remaining minimum rental payments, discounted using the Company’s incremental borrowing rate of 3.88%.

●	The initial recording of operating lease right-of-use assets of $27.1 million includes adjustments of approximately $10.2 million primarily relating to building and improvements, net of accumulated depreciation, required pursuant to a ground lease with an affiliate, principally owned by a director of the Company (“landlord”). Upon lease termination in 2030, the building and all improvements will be turned over to the landlord as property owner.

●	The initial operating lease liability of $17.9 million includes an adjustment of remaining accrued rent of approximately $.95 million.

●	The Company’s lessor accounting remains similar under Topic 842 but updated to align with certain changes to the lessee model and the new revenue recognition standard (ASU 2014-09). Upon adoption of the lease standards on August 1, 2019, changes in accounting for the Company’s lease revenue as lessor were not significant.

 In April 2020, the FASB issued a Staff Q&A on accounting for leases during the COVID-19 pandemic, focused on the application of lease guidance in ASC Topic 842, Leases (“ASC 842”). The Q&A states that it would be acceptable to make a policy election regarding rent concessions resulting from COVID-19, which would not require entities to account for these rent concessions as lease modifications under certain conditions. Entities making the election will continue to recognize rental revenue on a straight-line basis for qualifying concessions. Rent abatements would be recognized as reductions to revenue during the period in which they were granted. Rent deferrals would result in an increase to accounts receivable during the deferral period with no impact on rental revenue recognition. The Company elected this policy for the year ended July 31, 2020. Rent abatements and deferrals resulting from COVID-19 aggregated $22,628 and $245,000 for the year ending July 31, 2021 and $433,517 and $459,429, for the year ending July 31, 2020, respectively.